Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT


I, John Pearce, Chief Financial Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  August 13, 2002





                                           /s/  John Pearce
                                           -------------------------------------
                                                John Pearce
                                                Chief Financial Officer

                        CERTIFICATION OF PERIODIC REPORT


I, Eric Margenau, Chief Executive Officer of The Orlando Predators Entertainment, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  August 13, 2002





                                           /s/ Eric Margenau
                                           -------------------------------------
                                               Eric Margenau
                                               Chief Executive Officer